UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

Lucid Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Blvd Newark, CA (Address of principal executive offices)	94560 (Zip Code)

Registrant’s telephone number, including area code: (510) 648-3553
Churchill Capital Corp IV 640 Fifth Avenue, 12th Floor New York, NY 10019
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LCIDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 26, 2021, Lucid Group, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.07, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to the Original Report (this “Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Transactions under Items 3.03, 5.03, 5.05 and 5.06 of Form 8-K.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the consummation of the Transactions, the Company changed its name to Lucid Group, Inc. and adopted the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, each effective as of the Closing Date.

As disclosed in Item 2.01 of the Original Report, Common Stock and Company’s public warrants commenced trading on Nasdaq under the symbols “LCID” and “LCIDW,” respectively, on July 26, 2021, subject to ongoing review of the Company’s satisfaction of all listing criteria following the business combination, in lieu of Churchill’s public shares and public warrants. Churchill’s public shares, public warrants and units ceased trading separately on the New York Stock Exchange on July 23, 2021.

Second Amended and Restated Certificate of Incorporation

Churchill’s stockholders approved the Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate of Incorporation”) at the Special Meeting, and the Second Amended and Restated Certificate of Incorporation became the effective certificate of incorporation of the Company upon the Closing.

The material terms of the Second Amended and Restated Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are contained in the Proxy Statement/Prospectus in the Sections entitled “Proposal No. 2—The Charter Proposal,” “Proposal No. 3—The Governance Proposal—Proposal No. 3A: Change in Authorized Shares,” “Proposal No. 3—The Governance Proposal—Proposal No. 3B: Action by Written Consent, “Proposal No. 3—The Governance Proposal—Proposal No. 3C: Declassification of Churchill Board,” “Description of Securities” and “Comparison of Stockholder Rights” beginning on pages 176, 178, 278 and 287 thereof, respectively, each of which is incorporated herein by reference. The information set forth in Item 2.01 of the Original Report relating to the description of the registrant’s securities is also incorporated herein by reference. The descriptions incorporated herein by reference are qualified in their entirety by reference to the text of the Second Amended and Restated Certificate of Incorporation, which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Amended and Restated Bylaws

At the Closing, the Company’s bylaws were amended and restated to be consistent with the Second Amended and Restated Certificate of Incorporation and to make certain other changes that Churchill’s board of directors deemed appropriate for a public company.

This summary is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

The material terms of the Amended and Restated Bylaws and the general effect upon the rights of holders of the Company’s capital stock are contained in the Proxy Statement/Prospectus in the Sections entitled “Description of Securities” and Comparison of Stockholder Rights” beginning on pages 278 and 287 thereof, respectively, each of which is incorporated herein by reference. The information set forth in Item 2.01 of the Original Report relating to the description of the registrant’s securities is also incorporated herein by reference. The descriptions incorporated herein by reference are qualified in their entirety by reference to the text of the Amended and Restated Bylaws, which is included as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 of this Amendment No. 1 is incorporated in this Item 5.03 by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective July 23, 2021, the Board adopted a new Code of Business Conduct and Ethics (the “Revised Code”). The Revised Code applies to all employees, officers and directors of the Company, as well as to the Company’s independent contractors. The Revised Code was adopted to reflect what the Company considers to be current best practices and policies for an operating company and to make certain technical, administrative, non-substantive amendments to the prior Code of Business Conduct and Ethics. The adoption of the Revised Code did not relate to or result in any waiver, explicit or implicit, of any provision of the prior Code of Business Conduct and Ethics.

The above description of the Revised Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Revised Code, a copy of which is filed as Exhibit 14.1 hereto and incorporated herein by reference. The Revised Code is also available on the Company’s investor relations website (ir.LucidMotors.com) under the link “ir.LucidMotors.com/governance/documents-and-charters.” The contents of the Company’s website are not incorporated by reference in this Amendment No. 1 or made a part hereof for any purpose.

Item 5.06.	Change in Shell Company Status.

As a result of the Merger, the Company ceased being a shell company. The information in the Proxy Statement/Prospectus in the Section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 122 thereof and the information contained in Item 2.01 and Item 5.07 of the Original Report is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of February 22, 2021, by and among Churchill Capital Corp IV, Air Merger Sub, Inc., and Atieva, Inc. (incorporated by reference to Exhibit 2.1 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
3.1	Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Original Report)
3.2	Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Original Report)
4.1	Specimen Class A Common Stock Certificate of Lucid Group, Inc. (incorporated by reference to Exhibit 4.1 to the Original Report)
4.2	Specimen Warrant Certificate (included in Exhibit 4.3)
4.3	Warrant Agreement, dated July 29, 2020, between Continental Stock Transfer & Trust Company and Churchill Capital Corp IV (incorporated by reference to Exhibit 4.1 to Churchill Capital Corp IV’s Current Report on Form 8-K filed August 3, 2020)
10.1	Investor Rights Agreement, dated as of February 22, 2021, by and among Churchill Capital Corp IV, Ayar Third Investment Company, Churchill Sponsor IV LLC and the other parties named therein (incorporated by reference to Exhibit 10.1 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.2	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.3	Private Placement Warrant Purchase Agreement, dated as of July 29, 2020, between Churchill Capital Corp IV and the Sponsor (incorporated by reference to Exhibit 10.4 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.4	Amended and Restated Sponsor Agreement, dated as of February 22, 2021, by and among Churchill Capital Corp IV, Churchill Sponsor IV LLC, and Michael Klein, Lee Jay Taragin, Glenn R. August, William J. Bynum, Bonnie Jonas, Mark Klein, Malcom S. McDermid and Karen G. Mills (incorporated by reference to Exhibit 10.3 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.5	Promissory Note, dated as of February 22, 2021, by and between Churchill Capital Corp IV and Churchill Sponsor IV LLC (incorporated by reference to Exhibit 10.4 to Churchill Capital Corp IV’s Current Report on Form 8-K filed February 22, 2021)
10.6^	Lucid Group, Inc. 2021 Stock Incentive Plan (including the Lucid Group, Inc. 2021 Employee Stock Purchase Plan, attached thereto) (incorporated by reference to Exhibit 10.5 to the Registration Statement on Form S-4, as amended (File No. 333-254543), filed June 11, 2021 (“Amendment No. 2 to the Registration Statement”)
10.7^	Form of Option Agreement under the Lucid Group, Inc. 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.6 to Amendment No. 2 to the Registration Statement)
10.8^	Form of RSU Agreement under the Lucid Group, Inc. 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.7 to Amendment No. 2 to the Registration Statement)
10.9^	Atieva, Inc. 2009 Share Plan (incorporated by reference to Exhibit 10.8 to Amendment No. 2 to the Registration Statement)
10.10^	Form of Amended and Restated Notice of Share Option Grant under the Atieva, Inc. 2009 Share Plan (incorporated by reference to Exhibit 10.9 to Amendment No. 2 to the Registration Statement)
10.11^	Atieva, Inc. 2014 Share Plan, as amended January 11, 2021 (incorporated by reference to Exhibit 10.10 to Amendment No. 2 to the Registration Statement)
10.12^	Form of Amended and Restated Notice of Share Option Grant under the Atieva, Inc. 2014 Share Plan (incorporated by reference to Exhibit 10.11 to Amendment No. 2 to the Registration Statement)
10.13^	Atieva, Inc. 2021 Stock Incentive Plan, as amended February 22, 2021 (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Registration Statement)
10.14^	Form of Stock Option Agreement under the Atieva, Inc. 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Registration Statement)
10.15^	Form of RSU Agreement under the Atieva, Inc. 2021 Stock Incentive Plan (for Rule 144 affiliates) (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to the Registration Statement)
10.16^	Form of RSU Agreement under the Atieva, Inc. 2021 Stock Incentive Plan (incorporated by reference to Exhibit 10.15 to Amendment No. 2 to the Registration Statement)
10.17^	Atieva USA, Inc. Severance Benefit Plan (incorporated by reference to Exhibit 10.16 to Amendment No. 2 to the Registration Statement)
10.18^	Offer letter with Michael Smuts, dated as of January 2, 2020 (incorporated by reference to Exhibit 10.17 to Amendment No. 2 to the Registration Statement)
10.19	Lease and Option to Purchase between Pinal County, as landlord, and Atieva USA, Inc., as tenant, dated December 20, 2018 (incorporated by reference to Exhibit 10.18 to Amendment No. 2 to the Registration Statement)
10.20	Lease by and between CADC Partners, LLC and Atieva USA, Inc., dated January 17, 2020 (incorporated by reference to Exhibit 10.19 to Amendment No. 2 to the Registration Statement)
10.21^	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.22 to Amendment No. 2 to the Registration Statement)
10.22^	Transaction Bonus Letter Agreement, dated March 29, 2021 (incorporated by reference to Exhibit 10.23 to Amendment No. 2 to the Registration Statement)
10.23^	Notice of Restricted Stock Unit Grant, dated March 27, 2021 (incorporated by reference to Exhibit 10.24 to Amendment No. 2 to the Registration Statement)
10.24^	Offer of Employment to Sherry House, dated April 1, 2021 (incorporated by reference to Exhibit 10.25 to Amendment No. 2 to the Registration Statement)
10.25^	Lucid Group, Inc. 2021 Performance Bonus Plan (incorporated by reference to Exhibit 10.25 to the Original Report)
10.26^	Lucid Group, Inc. 2021 Executive Severance Benefit Plan and Summary Plan Description (incorporated by reference to Exhibit 10.26 to the Original Report)
10.27^	Form of Participation Agreement under the Lucid Group, Inc. 2021 Executive Severance Benefit Plan (incorporated by reference to Exhibit 10.27 to the Original Report)
14.1	Code of Business Conduct and Ethics of Lucid Group, Inc. (incorporated by reference to Exhibit 14.1 to the Original Report)
16.1	Letter from Marcum LLP to the Securities and Exchange Commission, dated July 26, 2021 (incorporated by reference to Exhibit 16.1 to the Original Report)
21.1	List of Subsidiaries of Lucid Group, Inc. (incorporated by reference to Exhibit 21.1 to the Original Report)
99.1	Unaudited Pro Forma Condensed Combined Financial Information of Lucid Group, Inc., as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 (incorporated by reference to Exhibit 99.1 to the Original Report)

^ Indicates management contract or compensatory plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2021	LUCID GROUP, INC.
	By:	/s/ Sherry House
	Name:	Sherry House
	Title:	Chief Financial Officer